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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): DECEMBER 19, 2008

                           UNIVERSAL POWER GROUP, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

             Texas                         001-33207             75-1288690
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(State or other jurisdiction of    (Commission File No.)       (IRS Employer
        incorporation)                                      Identification No.)

           1720 Hayden Road
           Carrollton, Texas                                       75006
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(Address of principal executive offices)                        (Zip Code)

     Registrant's telephone number, including area code   (469) 892-1122
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01: OTHER EVENTS.

       On December 19, 2008, Universal Power Group, Inc. ("UPG"), entered into a Trademark License Agreement (the "Agreement") with Eveready Battery Company, Inc. ("Energizer") pursuant to which UPG will have the exclusive right to develop, market and sell Energizer branded automotive battery chargers and maintainers, and automotive jumpstarters; and the non-exclusive right to develop, market and sell Energizer branded power inverters used primarily in the automotive market. The Agreement is for a term of four-years, beginning on January 1, 2009 through January 1, 2013, and will automatically extend for an additional two-years unless UPG is then in material breach of, or either party decides not to extend, the Agreement.

       In connection with the Agreement, UPG issued a press release on December 22, 2008, a copy of which is attached hereto as Exhibit 99.1.

ITEM 9.01: FINANCIAL STATEMENTS AND EXHIBITS.

     (d) Exhibits

EXHIBIT NO.                                       DESCRIPTION
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  99.1                           Press release, dated December 22, 2008.*

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 * Filed herewith.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Universal Power Group, Inc.


Date: December 23, 2008                 By: /s/ Julie Sansom Reese
                                            -----------------------------
                                            Name:   Julie Sansom Reese
                                            Title:  SVP, Finance